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Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Darrell Borne, the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Sciele Pharma, Inc., a Delaware corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

          This Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2007 (the "Form 10-Q/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2008	By:	/s/ DARRELL BORNE
		Name:	Darrell Borne
		Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sciele Pharma, Inc. and will be retained by Sciele Pharma, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)